Exhibit 99.1

STERLING Financial Corporation America's Community Bankers Community Bank Investor Conference New York, NY November 2, 2007

Sterling Financial Corporation NASDAQ: STSA The Second Largest Regional Community Bank in the Western Region Peer Group (Defined by commercial banks with western region geographical headquarters and assets of less than $50 billion.) Website: www.sterlingfinancialcorporation-spokane.com 2 Exchange Listing

Company History 3 Founded by Harold Gilkey & Bill Zuppe - April 1983 Expanded Through Six Acquisitions (1983-1989) FIRREA Enacted/Goodwill Lawsuit (1989-1990) Recapitalized (1991) Retail Expansion/Community Bank Development Through Nine Acquisitions (1993-2003) Sterling Savings Bank Conversion to a Washington State- Chartered Commercial Bank (July 2005) Acquisitions: Golf Savings Bank, Mason-McDuffie, FirstBank NW (2006). Completed Northern Empire (Sonoma National Bank) Acquisition 1Q-2007.

Footprint in the West STERLING Financial Corporation 4 171 Hometown Helpful(r) Financial Service Centers 215 total service locations in 8 western states 2,566 employees Leader in Regional Community Banking

Sterling is dedicated to providing a high level of quality financial services to its customers. Sterling is committed to managing a safe and sound financial institution, that builds value for its shareholders and provides opportunities for its employees. Hometown Helpful(r) Mission Statement 5

The Sterling Family STERLING Financial Corporation STERLING Financial Corporation 6

Other Members of the Sterling Savings Bank Family Action Mortgage Company, a subsidiary of Sterling Savings Bank, provides residential construction banking services. The company originates construction loans through Sterling's branches as well as loan origination offices in Washington, Idaho, Oregon, Montana and Utah. INTERVEST-Mortgage Investment Company, a subsidiary of Sterling Savings Bank, provides loans for commercial real estate and multi-family real estate projects primarily throughout the Pacific Northwest, California and Arizona. Mason- McDuffie Financial Corporation, an INTERVEST affiliate, specializes in the origination and servicing of commercial mortgage investments. Harbor Financial Services, Inc., a subsidiary of Sterling Savings Bank, offers non-FDIC-insured investments such as mutual funds, tax-advantaged investments and risk-management services, including life insurance and long-term care insurance, to assist customers with their financial goals. 7

Sterling Savings Bank Organization Structure (Effective January 1, 2008) 8

Western Region Economy 9

Financial Highlights - 3Q 2007 Net interest margin was 3.50 percent, a 9 basis point improvement over last quarter. Total assets were a record $11.75 billion, representing 10 percent growth on an annualized basis over last quarter. Net income was $26.5 million Total loans receivable increased to a record $8.75 billion, representing 11 percent growth on an annualized basis over last quarter. Total deposits increased to a record $7.77 billion, representing 8 percent growth on an annualized basis over last quarter. Total nonperforming assets increased to 0.49 percent of total assets, up from 0.27 percent of total assets last quarter. Tangible shareholders' equity to tangible assets increased 21 basis points to 5.97 percent during the third quarter. 10

12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 12/31/2004 12/31/2005 12/31/2006 9/30/2007 Loans 1788 1966 2109 2390 2908 4254 4889 7021 8748 Securities 506 486 694 830 1073 2204 2129 1914 1904 Other 253 201 236 287 300 486 544 900 1095 Total Assets At September 30, 2007 (dollars in millions) $4,281 $6,944 $7,562 $9,835 Compound Annual Loan Growth: 26.1% $11,747 11

12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/1/2003 9/3/2003 12/31/2004 9/30/2004 9/30/2005 12/31/2005 9/30/2005 9/30/2006 12/31/2006 9/30/2006 9/30/2007 Residential 172 96 205 351 504 426 400 268 379 461 379 478 831 478 1169 Income Property 166 107 196 144 186 152 285 215 134 276 134 110 134 110 97 Commercial 296 243 389 525 591 405 819 638 622 899 622 924 1154 924 797 Construction 419 442 486 598 708 542 1026 691 1213 1802 1213 1615 2335 1616 1850 Consumer 296 134 192 211 285 217 388 313 338 444 338 389 517 389 452 (dollars in millions) $2,274 $2,918 $3,882 $4,971 Loan Originations $3,516 $4,365 9 months 9 months 12

Gross Loan Portfolio Mix September 30, 2007 Commercial Banking Consumer Construction Commercial Real Estate Residential 29.2 0 12.8 32.5 13.7 11.8 Residential Consumer Construction Commercial Real Estate 29.2% 12.8% 32.5% 13.7% YTD Yield 8.04% Totaling $8.87 Billion 11.8% Commercial Banking 13 35% Commercial 65% Residential

Nonperforming Assets to Total Assets 2002 2003 2004 2005 2006 9/30/2007 STSA 0.0059 0.005 0.002 0.0011 0.0011 0.0049 US Banks (1) 0.0077 0.0094 0.0055 0.0048 0.0051 0.0057 Nonperforming Assets (Dollars in millions) Ratio of Net Charge-Offs to Total Loans $20.8 $21.6 $13.9 $8.4 $11.2 .21% ..13% ..13% ..20% ..06% [Source: FDIC] US Commercial Banks (2007 data through June 30, 2007) $57.7 ..03% 14 US Banks: 0.57%

Sterling Savings Bank Non-Accrual Trend 2000-2007 (90+ Days) (Non-Performing Loans) 15 Dates 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/2/2002 6/2/2002 9/2/2002 12/2/2002 2/3/2003 3/3/2003 5/3/2003 6/1/2003 8/1/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/31/2004 6/30/2004 8/31/2004 9/30/2004 10/31/2004 11/30/2004 12/31/2004 1/31/2005 2/28/2005 3/31/2005 4/30/2005 5/31/2005 6/30/2005 7/31/2005 8/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 8/31/2007 9/30/2007 PERCENT 0.0042 0.0056 0.0048 0.004 0.0033 0.0039 0.0055 0.0092 0.0085 0.0096 0.0084 0.0071 0.0081 0.0099 0.0085 0.0098 0.0101 0.0081 0.0079 0.006 0.0055 0.0044 0.0033 0.0032 0.0036 0.0032 0.0033 0.0031 0.0036 0.0032 0.002 0.0038 0.0044 0.004 0.0033 0.0033 0.0026 0.0018 0.0011 0.0011 0.0008 0.0012 0.0019 0.0039 0.0035 0.0068 ..68% September 2007 Empire Bank Acquired 2/28/03 Klamath 1st Acquired 1/2/04 Golf Acquired 7/5/06 First Bank Northwest Acquired 11/30/06 Source Capital Acquired 9/28/01 Sonoma Bank Acquired 2/28/07

9/1/1988 12/1/1988 3/1/1989 6/1/1989 9/1/1989 12/1/1989 3/1/1990 6/1/1990 9/1/1990 12/1/1990 3/1/1991 6/1/1991 9/1/1991 12/1/1991 3/1/1992 6/1/1992 9/1/1992 12/1/1992 3/1/1993 6/1/1993 9/1/1993 12/1/1993 3/1/1994 6/1/1994 9/1/1994 12/1/1994 3/1/1995 6/1/1995 9/1/1995 12/1/1995 3/1/1996 6/1/1996 9/1/1996 12/1/1996 3/1/1997 6/1/1997 9/1/1997 12/1/1997 3/1/1998 6/1/1998 9/1/1998 12/1/1998 3/1/1999 6/1/1999 9/1/1999 12/1/1999 3/1/2000 6/1/2000 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 5/31/2003 6/30/2003 8/31/2003 9/1/2003 11/30/2003 12/31/2003 3/31/2004 5/1/2004 6/4/2004 8/4/2004 9/4/2004 11/4/2004 12/1/2004 2/5/2005 3/5/2005 5/1/2005 6/1/2005 9/1/2005 11/5/2005 12/1/2005 3/1/2006 6/1/2006 9/6/2006 12/1/2006 3/1/2007 6/1/2007 8/1/2007 9/1/2007 5-Qtr Average 0.0004 0.00043 0.00232 0.00265 0.00275 0.00302 0.0036 0.00174 0.00258 0.00258 0.00231 0.00164 0.00234 0.00236 0.00208 0.002 0.00274 0.00196 0.00096 0.00102 0.00126 0.00062 0.00076 0.00064 0.00064 0.0009 0.00082 0.00068 0.0006 0.00058 0.00052 0.00082 0.00092 0.00108 0.00142 0.00126 0.00108 0.00114 0.00116 0.00096 0.00076 0.00066 0.00078 0.0009 0.001 0.0012 0.0014 0.0014 0.00128 0.00138 0.00152 0.00156 0.00154 0.00184 0.00194 0.00238 0.00213 0.00113 0.00078 0.0008 0.0009 0.0007 0.0013 0.0015 0.0014 0.0013 0.00153 0.0015 0.00165 0.00135 0.00105 0.00098 0.0009 0.0007 0.00062 0.0007 0.00086 0.00146 0.0016 0.00154 0.00154 0.00136 0.00078 0.0005 0.00038 0.00046 0.0004 12-Qtr Average 0.00174 0.00222 0.00231 0.00231 0.00226 0.00255 0.00303 0.00221 0.00204 0.00225 0.00211 0.00193 0.00191 0.00149 0.00143 0.00147 0.00151 0.0012 0.00088 0.00091 0.00092 0.00062 0.00063 0.0007 0.00083 0.00078 0.00081 0.0009 0.00096 0.00101 0.00088 0.00095 0.00102 0.00103 0.00104 0.00098 0.00098 0.00105 0.00108 0.00103 0.00104 0.00107 0.00115 0.00123 0.00128 0.00137 0.00156 0.00163 0.00181 0.00184 0.00175 0.00155 0.0015 0.0015 0.0014 0.0015 0.0014 0.0012 0.0011 0.00129 0.00134 0.00136 0.00139 0.00134 0.00129 0.0012 0.0011 0.00105 0.00105 0.00113 0.00138 0.0014 0.00143 0.0013 0.00123 0.00118 0.00104 0.00096 0.00094 0.0009 ..04% ..09% Sterling Savings Bank Portfolio Loss Trend 5-Qtr Averages 16 Source Capital Sept. 2001 Empire Federal Feb. 2003 FirstBank Nov. 2006 Northern Emp. Feb. 2007

12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 12/1/2005 3/1/2006 6/1/2006 9/1/2006 12/31/2006 3/1/2007 6/1/2007 STSA 0.0071 0.0063 0.0066 0.0055 0.0041 0.0053 0.0048 0.0022 0.003 0.0021 0.003 0.0013 0.0024 0.0028 0.0022 0.0016 0.0009 0.0011 0.0033 0.0024 0.0021 0.0043 0.0041 US Banks (1) 0.014 0.0128 0.0118 0.0117 0.012 0.011 0.01 0.0096 0.0104 0.0087 0.0083 0.0086 0.0086 0.0081 0.0075 0.0083 0.0089 0.0082 0.0078 0.0087 0.0099 0.0093 0.0095 Sterling Savings Bank Total Portfolio 30 - 89 Day Delinquency Trend 17 (1) [Source: FDIC] US Commercial Banks with Total Assets > $1 Billion $0.41% US Banks: 0.95% Empire Federal Feb. 2003 FirstBank Nov. 2006 Northern Emp. Feb. 2007 Source Capital Sept. 2001

3/31/2007 6/30/2007 9/30/2007 Puget Sound 970467591.97 1025773696.68 1118427852.25 Portland 534450149.75 639975979.58 566706891.53 Boise 240027681.48 230240605.06 299460142.22 Other 227687367.06 194836526.36 258244402.2 California 110781913.55 195939556.62 246349203.79 Bend 62674827.78 69693336.88 68642671.95 Spokane 56804081.84 54653999.5 61607982.58 9/30/07 $2,582MM Residential Construction Portfolio Geographic Distribution (Commitment) 18

Total Deposits September 30, 2007 (dollars in millions) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 12/31/2004 9/30/2005 12/31/2005 9/30/2006 12/31/2006 9/30/2007 Time Deposits 917 1015 1062 1006 1184 1771 2035 2387 3210 3598 4250 Transaction 290 327 369 607 607 987 1157 1107 1132 1318 1380 Savings & MM 430 382 423 401 664 1105 1199 1312 1612 1830 2136 Total Financial Centers at End of Period Cost of Deposits $2,455 $3,863 $4,806 $6,746 18% 86 135 140 166 1.58% 1.47% 2.16% 3.32% $7,766 3.80% 171 19 27% 55%

Net Interest Income (dollars in thousands) 12/3/2003 12/31/2004 12/31/2005 12/31/2006 3/30/2007 6/30/2007 9/30/2007 9/30/2007 124920 196816 216535 263912 80616 89040 93664 263320 Tax Equivalent Net Interest Margin 3.36% 3.34% 3.30% 3.33% 3.45% 20 3.50% 3.41% 3.41% YTD

Fees & Service Charges Income (dollars in thousands) 12/1/1999 12/1/2000 12/31/2003 12/31/2004 12/31/2005 12/31/2006 9/30/2006 9/30/2007 10577 14487 19168 32692 34702 42995 31220 40852 9 months 9 months 21

12/1/1999 12/1/2000 12/1/2001 12/2/2002 12/31/2003 3/30/2004 6/30/2004 9/4/2004 12/31/2004 12/31/2005 3/31/2005 9/30/2006 12/31/2006 9/30/2007 STSA 0.727 0.721 0.692 0.611 0.605 0.644 0.613 0.582 0.605 0.619 0.588 0.619 0.617 0.616 Core Efficiency Ratio 9 months 22

Return on Average Tangible Equity and Core ROAA 12/3/2003 12/31/2004 12/31/2005 12/31/2006 9/30/2007 Return on Avg. Tangible Equity 0.179 0.198 0.169 0.177 0.166 Core ROAA 0.0085 0.0089 0.0086 0.0089 0.0095 % Core Return on Equity 14.0% 13.2% 12.3% 13.0% 9.9% 23 9 months

Core and GAAP Earnings Per Common Share (Diluted Basis) 12/1/1999 12/1/2000 12/1/2001 12/1/2002 12/3/2003 9/3/2003 12/31/2004 3/31/2004 3/31/2005 12/31/2005 12/31/2006 9/30/2005 9/30/2006 9/30/2006 9/30/2007 GAAP Earnings 0.98 0.82 0.79 1.16 1.42 1.59 1.62 0.38 0.45 1.75 2.01 1.32 1.45 1.44 1.54 Core Earnings 0.95 0.69 0.81 1.19 1.45 1.56 1.63 0.38 0.44 1.74 2.02 1.31 1.46 1.44 1.57 Core Earnings GAAP Earnings $34.0m $34.9m $56.6m $56.3m $61.2m $60.9m 9 months 9 months $74.4m $73.9m $76.4m $78.1m $51.9m $51.7m 24 Dividends/Share N/A N/A $0.105 $0.27 $0.195 $0.255

Shareholder Value Five-Year Stock Performance Chart reprinted from http://bigcharts.marketwatch.com 25 19% CAGR

Shareholder Value Five-Year Stock Performance Chart reprinted from http://www.msn.com 26

Safe Harbor Statement In the course of our presentation, executive officers and other key employees of the company may discuss matters that are deemed to be forward-looking statements(1) under the law. While we always do our best to give accurate and balanced presentations of the company's business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving the results suggested by any forward-looking statements may be found under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K. (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for an oral or written forward-looking statement if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements." 27

STERLING Financial Corporation America's Community Bankers Community Bank Investor Conference New York, NY November 2, 2007